UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                    Date of report (Date of earliest event reported): April 23, 2007 (April 18, 2007)

Magellan Petroleum Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5507                                         06-0842255
(Commission File Number)                     (IRS Employer Identification No.)

10 Columbus Boulevard, Hartford, CT                         06106
(Address of Principal Executive Offices)                     (Zip Code)

860-293-2006
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 18, 2007, the Board of Directors of Magellan Petroleum Corporation (the “Company”) adopted certain amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”).

Article IV, Sections 1 and 3, regarding officers of the Company, has been amended to remove the requirement that the Company have one or more persons serving the Company as “vice president”. As amended, the Bylaws permit, but do not require, the Board of Directors, in its discretion, to appoint one or more persons to serve the Company in this officer capacity.

In addition, Article V has been amended to expressly provide for the issuance of uncertificated shares of the Company’s common stock, par value $.01 per share. The amendments to Article V of the Bylaws clarify that the Company may, pursuant to the Delaware General Corporation Law, issue both uncertificated and certificated shares of its common stock.

The Board approved the Article V amendments to enable the Company to comply with recent rules promulgated by the Nasdaq Stock Market, LLC requiring NASDAQ-listed issuers to be eligible for a Direct Registration Program (such as the one currently administered by the Depository Trust Company) by January 1, 2008.  A Direct Registration Program permits an investor’s ownership of shares to be recorded and maintained on the books of the issuer or the transfer agent electronically without the issuance of a physical certificate.

Other than as described herein, no other amendments to the Company’s Bylaws were made. A copy of the Company’s Bylaws, as amended and restated as of April 18, 2007, is filed herewith as Exhibit 3.1 and is hereby incorporated herein by reference.

Item 8.01 Other Events.

On April 18, 2007, the Board appointed Daniel J. Samela as the Company’s Treasurer and Cynthia E. Rines as the Company’s Assistant Treasurer. Both Mr. Samela and Ms. Rines will hold these officer positions until the date of the Company’s 2007 annual meeting of shareholders, or until their respective successors are elected and qualified.

Item 9.01  Financial Statements and Exhibits

     (c)  Exhibits

3.1	Company’s Amended and Restated Bylaws, dated as of April 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By: /s/ Daniel J. Samela
Name: Daniel J. Samela
Title: President, Chief Financial
Officer and Treasurer

Dated: April 23, 2007

EXHIBIT INDEX

Exhibit No.  Description

3.1	Company’s Amended and Restated Bylaws, dated as of April 18, 2007